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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 2001 included in Documentum Inc.'s Form 10-K for the year ended December 31, 2000.

/s/ Arthur Andersen LLP


San Jose, California
August 2, 2001